Putnam VT Multi-Asset Absolute Return Fund
The fund's portfolio
3/31/22 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (25.7%)(a)
	Principal amount	Value
U.S. Government Agency Mortgage Obligations (25.7%)
Uniform Mortgage-Backed Securities
4.00%, TBA, 5/1/52	$1,000,000	$1,016,797
4.00%, TBA, 4/1/52	1,000,000	1,020,547
3.50%, TBA, 5/1/52	1,000,000	998,047
3.50%, TBA, 4/1/52	1,000,000	1,001,797
3.00%, TBA, 6/1/52	1,000,000	974,023
3.00%, TBA, 4/1/52	1,000,000	978,359

		5,989,570

Total U.S. government and agency mortgage obligations (cost $6,051,367)		$5,989,570

COMMON STOCKS (11.0%)(a)
	Shares	Value
Basic materials (1.2%)
Anglo American Platinum, Ltd. (South Africa)	283	$38,862
Asian Paints, Ltd. (India)	1,224	49,448
Kumho Petrochemical Co., Ltd. (South Korea)	188	23,878
Northam Platinum Holdings, Ltd. (South Africa)(NON)	988	14,757
Southern Copper Corp. (Peru)	596	45,236
Tata Steel, Ltd. (India)	655	11,231
United Tractors Tbk PT (Indonesia)	3,700	6,571
Vale SA ADR (Brazil)	1,789	35,762
Vedanta, Ltd. (India)	8,547	45,268

		271,013
Capital goods (0.2%)
Haitian International Holdings, Ltd. (China)	8,000	20,700
Sri Trang Gloves Thailand PCL (Thailand)	36,600	27,794

		48,494
Communication services (0.4%)
Advanced Info Service PCL (Thailand)	6,700	46,950
Hellenic Telecommunications Organization SA (Greece)	907	16,410
KT Corp. (South Korea)	236	6,932
Turkcell Iletisim Hizmetleri AS (Turkey)	17,702	27,177

		97,469
Consumer cyclicals (1.0%)
Astra International Tbk PT (Indonesia)	9,600	4,386
Bosideng International Holdings, Ltd. (China)	20,000	9,298
Cheil Worldwide, Inc. (South Korea)	729	14,123
China Yongda Automobiles Services Holdings, Ltd. (China)	21,000	22,838
Kia Corp. (South Korea)	838	50,893
Maruti Suzuki India, Ltd. (India)	146	14,482
Page Industries, Ltd. (India)	72	40,850
Sun TV Network, Ltd. (India)	3,279	21,062
WalMart de Mexico (Walmex) SAB de CV (Mexico)	3,030	12,417
Zhongsheng Group Holdings, Ltd. (China)	6,500	45,767

		236,116
Consumer staples (1.1%)
Ambev SA (Brazil)	14,200	45,931
Arca Continental SAB de CV (Mexico)	1,496	10,153
Cencosud SA (Chile)	10,582	20,847
China Feihe, Ltd. (China)	16,000	15,758
Coca-Cola Icecek AS (Turkey)	771	6,155
Grupo Bimbo SAB de CV Class A (Mexico)	1,966	5,931
Indofood Sukses Makmur Tbk PT (Indonesia)	13,000	5,381
JD.com, Inc. Class A (China)(NON)	1,885	55,209
Marfrig Global Foods SA (Brazil)	3,400	15,282
Thai Union Group PCL Class F (Thailand)	32,900	18,701
Want Want China Holdings, Ltd. (China)	48,000	44,306

		243,654
Energy (0.2%)
China Shenhua Energy Co., Ltd. (China)	17,000	54,225

		54,225
Financials (2.0%)
Agricultural Bank of China, Ltd. Class H (China)	82,000	31,450
Banco Bradesco SA (Preference) (Brazil)(NON)	8,470	39,530
Banco Santander (Brasil) S.A. (Units) (Brazil)	5,987	46,376
Banco Santander Chile (Chile)	306,048	17,236
Cathay Financial Holding Co., Ltd. (Taiwan)	15,000	33,639
China Development Financial Holding Corp. (Taiwan)	72,000	47,974
China International Capital Corp., Ltd. Class H (China)	16,800	37,268
China Merchants Bank Co., Ltd. Class H (China)	500	3,909
China Minsheng Banking Corp., Ltd. Class H (China)	43,500	16,337
CTBC Financial Holding Co., Ltd. (Taiwan)	16,000	16,365
Hana Financial Group, Inc. (South Korea)	1,204	48,065
Hong Leong Bank Bhd (Malaysia)	2,600	12,457
KB Financial Group, Inc. (South Korea)	1,050	52,786
Ping An Insurance Group Co. of China, Ltd. Class H (China)	6,500	45,861
Shinhan Financial Group Co., Ltd. (South Korea)	195	6,651
Tisco Financial Group PCL (Thailand)	3,400	10,277
Turkiye Garanti Bankasi AS (Turkey)	5,973	4,965

		471,146
Health care (0.5%)
Cipla, Ltd./India (India)(NON)	656	8,786
CSPC Pharmaceutical Group, Ltd. (China)	42,000	48,162
Emami, Ltd. (India)	1,870	11,019
Sun Pharmaceutical Industries, Ltd. (India)	2,942	35,424

		103,391
Technology (3.9%)
Alibaba Group Holding, Ltd. (China)(NON)	6,728	92,088
Infosys, Ltd. (India)	3,069	76,748
Kuaishou Technology 144A (China)(NON)	3,500	32,588
Lenovo Group, Ltd. (China)	12,000	13,015
LG Electronics, Inc. (South Korea)	140	13,816
Novatek Microelectronics Corp. (Taiwan)	3,000	44,279
Parade Technologies, Ltd. (Taiwan)	1,000	62,506
Quanta Computer, Inc. (Taiwan)	8,000	24,503
Samsung Electro-Mechanics Co., Ltd. (South Korea)	265	35,773
Samsung Electronics Co., Ltd. (South Korea)	2,850	162,814
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	1,957	204,037
Tata Consultancy Services, Ltd. (India)	523	25,721
Tech Mahindra, Ltd. (India)	1,606	31,653
Tencent Holdings, Ltd. (China)	1,500	70,763
United Microelectronics Corp. (Taiwan)	11,000	20,314

		910,618
Transportation (0.3%)
COSCO SHIPPING Holdings Co., Ltd. Class H (China)	13,350	23,118
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan)	10,000	46,765
International Container Terminal Services, Inc. (Philippines)	2,350	10,172

		80,055
Utilities and power (0.2%)
CPFL Energia SA (Brazil)	6,400	43,379
Glow Energy PCL (Thailand)(F)	700	—

		43,379

Total common stocks (cost $2,206,574)		$2,559,560

INVESTMENT COMPANIES (9.9%)(a)
	Shares	Value
Consumer Staples Select Sector SPDR Fund	4,524	$343,326
Energy Select Sector SPDR Fund	10,793	825,017
Health Care Select Sector SPDR Fund(S)	2,766	378,914
Materials Select Sector SPDR Fund	4,237	373,492
Real Estate Select Sector SPDR Fund(S)	8,164	394,484

Total investment companies (cost $1,980,712)		$2,315,233

COMMODITY LINKED NOTES (7.8%)(a)(CLN)
	Principal amount	Value
BofA Finance LLC 144A sr. unsec. unsub. Notes, compound SOFR less 0.05%, 2023 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6 Excess Return Strategy multiplied by 3)	$380,000	$331,146
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, compound SOFR, 2023 (Indexed to the Citi Commodities F3 vs F0 - 4x Leveraged Index multiplied by 3)	419,000	392,212
Citigroup Global Markets Holdings, Inc. 144A sr. notes, zero %, 2022 (Indexed to the Citi Cross-Asset Trend 10% Vol Index multiplied by 3)	366,000	442,451
Goldman Sachs International 144A notes zero %, 2022 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	195,000	211,306
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, zero %, 2023 (Indexed to the S&P GSCI Light Energy Excess Return Index multiplied by 3)	310,000	430,277

Total commodity Linked Notes (cost $1,670,000)		$1,807,392

MORTGAGE-BACKED SECURITIES (3.5%)(a)
	Principal amount	Value
Agency collateralized mortgage obligations (2.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.803%, 11/15/47	$26,302	$3,924
REMICs Ser. 4964, Class IA, IO, 4.50%, 3/25/50	62,714	13,874
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	15,166	2,041
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	174,250	26,308
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	15,698	2,019
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	16,159	1,446
Federal National Mortgage Association
REMICs IFB Ser. 13-130, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 6.143%, 1/25/44	31,332	5,032
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	27,984	5,293
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.693%, 1/25/48	49,704	8,051
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 2/25/47	69,260	9,958
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 9/25/46	43,120	5,678
REMICs IFB Ser. 20-16, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 3/25/50	50,370	6,958
REMICs IFB Ser. 16-88, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.543%, 12/25/46	65,183	10,047
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	108,894	19,070
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	95,769	17,119
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%), 5.293%, 10/25/47	182,210	21,951
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	46,316	8,241
REMICs Ser. 20-47, Class ID, IO, 4.00%, 7/25/50	94,555	15,850
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	8,079	410
REMICs Ser. 20-85, Class IP, IO, 3.00%, 12/25/50	219,575	31,942
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	19,142	2,290
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	32,842	1,032
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	6,669	90
Government National Mortgage Association
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US LIBOR) + 6.68%), 6.249%, 1/16/40	104,716	11,943
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.801%, 7/20/48	55,167	6,694
IFB Ser. 18-104, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.751%, 8/20/48	35,080	4,135
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.701%, 9/20/43	10,671	1,529
IFB Ser. 20-33, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 3/20/50	104,092	14,685
IFB Ser. 19-121, Class DS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 8/20/49	35,015	3,889
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 2/20/41	22,756	3,055
Ser. 14-184, Class DI, IO, 5.50%, 12/16/44	86,435	17,723
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	51,867	9,933
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	20,969	2,980
Ser. 14-146, Class EI, IO, 5.00%, 10/20/44	23,894	4,743
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	16,572	2,466
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	93	7
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	16,185	3,062
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	22,992	4,555
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	16,783	3,331
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	24,342	4,743
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	123,303	21,901
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	31,939	5,771
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	27,143	5,375
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	28,772	3,477
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	5,892	1,014
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	4,497	431
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	34,419	6,588
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	33,179	4,765
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	12,532	1,502
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	14,240	1,381
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	20,108	2,216
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	5,416	356
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	5,930	51
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	12,856	542
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	46,994	3,159
Ser. 20-173, Class MI, IO, 2.50%, 11/20/50	207,985	27,103
Ser. 18-H05, Class AI, IO, 2.261%, 2/20/68(WAC)	84,480	5,861
Ser. 17-H06, Class BI, IO, 2.245%, 2/20/67(WAC)	71,604	4,686
FRB Ser. 16-H16, Class DI, IO, 2.244%, 6/20/66(WAC)	56,764	3,344
Ser. 17-H02, Class BI, IO, 2.11%, 1/20/67(WAC)	93,438	5,023
Ser. 15-H24, Class HI, IO, 2.087%, 9/20/65(WAC)	142,119	3,548
Ser. 15-H15, Class JI, IO, 1.953%, 6/20/65(WAC)	180,398	10,860
Ser. 15-H19, Class NI, IO, 1.905%, 7/20/65(WAC)	118,916	6,231
FRB Ser. 15-H16, Class XI, IO, 1.866%, 7/20/65(WAC)	60,838	3,802
Ser. 15-H20, Class CI, IO, 1.811%, 8/20/65(WAC)	111,597	7,589
Ser. 15-H10, Class CI, IO, 1.804%, 4/20/65(WAC)	103,216	5,811
Ser. 15-H09, Class AI, IO, 1.734%, 4/20/65(WAC)	130,287	4,525
Ser. 16-H03, Class AI, IO, 1.727%, 1/20/66(WAC)	92,504	3,483
Ser. 15-H25, Class BI, IO, 1.713%, 10/20/65(WAC)	158,045	8,376
Ser. 15-H09, Class BI, IO, 1.674%, 3/20/65(WAC)	131,864	5,931
Ser. 16-H02, Class BI, IO, 1.673%, 11/20/65(WAC)	196,333	12,506
Ser. 16-H04, Class KI, IO, 1.623%, 2/20/66(WAC)	63,385	1,793
Ser. 15-H25, Class AI, IO, 1.612%, 9/20/65(WAC)	185,132	8,646
Ser. 14-H21, Class AI, IO, 1.439%, 10/20/64(WAC)	124,265	5,566

		511,310
Commercial mortgage-backed securities (0.3%)
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.533%, 9/10/47(WAC)	27,000	18,571
JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 13-C14, Class E, 4.549%, 8/15/46(WAC)	16,000	11,498
JPMorgan Chase Commercial Mortgage Securities Trust Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	9,071	8,635
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F, 5.00%, 5/10/63(WAC)	17,000	366
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44(WAC)	30,000	3,081
Ser. 12-C7, Class F, 4.50%, 6/15/45(WAC)	100,000	13,350

		55,501
Residential mortgage-backed securities (non-agency) (1.0%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AR5, Class 1A1A, 2.916%, 4/25/37(WAC)	20,171	19,813
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 1.077%, 4/25/35	5,146	4,615
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59(WAC)	29,000	28,085
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (1 Month US LIBOR + 3.10%), 3.557%, 3/25/50	9,181	9,215
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.907%, 3/25/49	32,745	32,745
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.707%, 9/25/28	59,569	66,919
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 6.157%, 4/25/28	9,662	10,336
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 5.957%, 9/25/29	10,000	10,715
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.457%, 10/25/29	11,484	11,711
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 3.257%, 2/25/30	5,959	6,061
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (1 Month US LIBOR + 3.25%), 3.707%, 1/25/40	10,000	9,302
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 3.099%, 1/25/42	22,000	21,340
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%), 1.377%, 10/25/44	10,470	10,123

		240,980

Total mortgage-backed securities (cost $1,040,787)		$807,791

WARRANTS (1.1%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Bank of Jiangsu Co., Ltd. 144A (China)	9/28/22	$0.00	41,800	$46,481
ENN Natural Gas Co., Ltd. 144A (China)	9/16/22	0.00	17,200	48,046
G-bits Network Technology Xiamen Co., Ltd. 144A (China)	10/21/22	0.00	100	5,686
Sany Heavy Industry Co., Ltd. 144A (China)	2/10/23	0.00	11,500	31,779
Shaanxi Coal Industry Co., Ltd. 144A (China)	7/29/22	0.00	14,100	36,585
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. 144A (China)	1/27/23	0.00	700	33,924
Youngor Group Co., Ltd. 144A (China)	7/29/22	0.00	41,400	44,274
Zhuzhou Kibing Group Co., Ltd. 144A (China)	7/29/22	0.00	3,127	6,545

Total warrants (cost $252,469)				$253,320

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.5%)(a)
	Principal amount	Value
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	$44,000	$47,827
Uruguay (Oriental Republic of) sr. unsec. unsub. notes 4.375%, 10/27/27 (Uruguay)	$70,000	74,200

Total foreign government and agency bonds and notes (cost $120,135)		$122,027

ASSET-BACKED SECURITIES (0.4%)(a)
	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$25,000	$24,938
Mello Warehouse Securitization Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 1.257%, 11/25/53	25,000	25,000
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 1.255%, 4/25/22	25,000	25,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), zero %, 8/8/22	25,000	25,000

Total asset-backed securities (cost $100,000)		$99,938

CORPORATE BONDS AND NOTES (0.4%)(a)
	Principal amount	Value
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	$20,000	$20,687
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 8.75%, 5/23/26 (Brazil)	10,000	11,636
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	21,000	22,050
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)	15,000	15,750
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	12,000	11,400

Total corporate bonds and notes (cost $79,051)		$81,523

SHORT-TERM INVESTMENTS (70.1%)(a)
		Principal amount/shares	Value
Interest in $384,728,000 joint tri-party repurchase agreement dated 3/31/2022 with BofA Securities, Inc. due 4/1/2022 - maturity value of $4,931,041 for an effective yield of 0.300% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 4.500% and due dates ranging from 2/1/2042 to 3/1/2052, valued at $392,422,560)		$4,931,000	$4,931,000
Putnam Cash Collateral Pool, LLC 0.37%(AFF)	Shares	704,000	704,000
Putnam Short Term Investment Fund Class P 0.39%(AFF)	Shares	9,500,000	9,500,000
CAFCO, LLC asset backed commercial paper 0.230%, 4/22/22		$250,000	249,926
U.S. Treasury Bills 0.396%, 6/9/22(SEG)(SEGSF)(SEGCCS)		200,000	199,856
U.S. Treasury Bills 0.056%, 5/5/22(SEG)(SEGSF)(SEGCCS)		250,000	249,965
U.S. Treasury Bills 0.052%, 5/19/22(SEG)(SEGSF)(SEGCCS)		250,000	249,917
U.S. Treasury Bills 0.063%, 4/21/22(SEGSF)		250,000	249,983

Total short-term investments (cost $16,334,778)			$16,334,647
TOTAL INVESTMENTS

Total investments (cost $29,835,873)			$30,371,001

FUTURES CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	5	$1,132,603	$1,132,688	Jun-22	$31,908
U.S. Treasury Note 2 yr (Short)	14	2,966,906	2,966,906	Jun-22	37,047
U.S. Treasury Note 5 yr (Short)	17	1,949,688	1,949,688	Jun-22	46,181
U.S. Treasury Note 10 yr (Long)	65	7,986,875	7,986,875	Jun-22	(217,648)

Unrealized appreciation					115,136

Unrealized (depreciation)					(217,648)

Total					$(102,512)

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	$4,900	$(638)	$370
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	3,700	(84)	40
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	4,900	(638)	(264)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	3,700	(1,740)	(1,581)
Citibank, N.A.
2.194/SOFR/Apr-32 (Purchased)	Apr-22/2.194	439,800	(4,926)	660
(2.194)/SOFR/Apr-32 (Purchased)	Apr-22/2.194	439,800	(4,926)	(2,023)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(215)	65
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(215)	(74)

Unrealized appreciation				1,135

Unrealized (depreciation)				(3,942)

Total				$(2,807)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/22 (proceeds receivable $5,926,816) (Unaudited)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 4.00%, 4/1/52	$1,000,000	4/13/22	$1,020,547
Uniform Mortgage-Backed Securities, 3.50%, 4/1/52	1,000,000	4/13/22	1,001,797
Uniform Mortgage-Backed Securities, 3.00%, 4/1/52	1,000,000	4/13/22	978,359
Uniform Mortgage-Backed Securities, 2.50%, 4/1/52	2,000,000	4/13/22	1,908,438
Uniform Mortgage-Backed Securities, 2.00%, 4/1/52	1,000,000	4/13/22	928,141

Total			$5,837,282

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
	Notional amount		Value		Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
		$31,000	$2,270		$4	12/23/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	$2,170
		5,000	260		—	12/24/26	Secured Overnight Financing Rate — Annually	1.096% — Annually	(246)
		4,000	293		(2)	12/24/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	278
		6,000	735		1	12/24/51	Secured Overnight Financing Rate — Annually	1.435% — Annually	(711)
		564,000	39,362		(7)	1/3/32	1.3265% — Annually	Secured Overnight Financing Rate — Annually	37,625
		9,400	258		—	2/24/52	Secured Overnight Financing Rate — Annually	1.86% — Annually	(241)
		146,000	5,109	(E)	382	6/15/32	Secured Overnight Financing Rate — Annually	1.762% — Annually	(4,726)
		1,734,000	23,062	(E)	25,190	6/15/24	Secured Overnight Financing Rate — Annually	1.80% — Annually	2,128
		421,000	8,908	(E)	(9,866)	6/15/27	1.85% — Annually	Secured Overnight Financing Rate — Annually	(958)
		601,000	10,884	(E)	15,933	6/15/32	Secured Overnight Financing Rate — Annually	1.95% — Annually	5,048
		177,000	2,297	(E)	2,742	6/15/52	Secured Overnight Financing Rate — Annually	2.05% — Annually	5,040
		54,500	737		(1)	3/30/32	2.2655% — Annually	Secured Overnight Financing Rate — Annually	(745)
		54,500	711		(1)	3/30/32	2.26% — Annually	Secured Overnight Financing Rate — Annually	(718)
		96,000	542		(1)	3/30/27	2.3535% — Annually	Secured Overnight Financing Rate — Annually	(555)
		100,000	107		—	3/31/24	Secured Overnight Financing Rate — Annually	2.3005% — Annually	113
		110,000	308		(1)	3/31/27	2.29325% — Annually	Secured Overnight Financing Rate — Annually	(316)
		134,000	358		(1)	4/1/27	2.2915% — Annually	Secured Overnight Financing Rate — Annually	(359)
		147,000	82		(1)	4/1/27	2.247% — Annually	Secured Overnight Financing Rate — Annually	(84)
		107,000	156		(1)	4/4/32	2.116% — Annually	Secured Overnight Financing Rate — Annually	(158)
	AUD	47,000	1,512	(E)	(1,120)	6/15/32	2.67% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	392
	CAD	227,000	9,658	(E)	(903)	6/15/32	2.325% — Semiannually	3 month CAD-BA-CDOR — Semiannually	8,755
	CHF	278,000	10,253	(E)	3,169	6/15/32	Swiss Average Rate Overnight — Annually	0.565% — Annually	(7,085)
	EUR	671,000	22,462	(E)	4,860	6/15/32	6 month EUR-EURIBOR-REUTERS — Semiannually	0.915% — Annually	(17,650)
	GBP	129,000	3,396	(E)	(361)	6/15/32	1.455% — Annually	Sterling Overnight Index Average — Annually	3,035
	NOK	2,106,000	8,377	(E)	(588)	6/15/32	2.355% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	7,789
	NZD	289,000	5,440	(E)	(212)	6/15/32	3.10% — Semiannually	3 month NZD-BBR-FRA — Quarterly	5,228
	SEK	781,000	3,295	(E)	3,169	6/15/32	3 month SEK-STIBOR-SIDE — Quarterly	1.497% — Annually	(124)

	Total				$42,384				$42,925
(E)	Extended effective date.

	OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
	Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
	$5,282,602	$5,346,779	$—	3/24/23	(Secured Overnight Financing Rate plus 0.22%) — Monthly	A basket (MLFCF15) of common stocks — Monthly*	$64,659
	64,351	65,327	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	Al Rajhi Bank — Monthly	955
	5,276,766	5,321,749	—	3/24/23	Secured Overnight Financing Rate plus 0.05% — Monthly	Russell 1000 Total Return Index — Monthly	(54,947)
	6,588	6,771	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	United Electronics Co. — Monthly	181
	Barclays Bank PLC
	1,827,899	1,811,267	—	5/26/22	(0.10%) — Monthly	Buraschi Barclays Adaptive Trend Strategy EX-Commodities ER — Monthly#	(16,642)
	Citibank, N.A.
	20,413	20,954	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Aaon Inc. — Monthly	(544)
	30,571	33,949	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	AAR Corp. — Monthly	(3,382)
	14,972	14,958	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	ACI Worldwide Inc. — Monthly	13
	22,906	23,628	—	7/5/24	Secured Overnight Financing Rate minus 0.25% — Monthly	Adapthealth Corp. — Monthly	(725)
	35,632	36,632	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Advance Auto Parts — Monthly	(1,004)
	9,582	8,661	—	7/5/24	Secured Overnight Financing Rate minus 4.50% — Monthly	B&G Foods Inc. — Monthly	768
	68,783	72,229	—	7/5/24	Secured Overnight Financing Rate — Monthly	Bausch Health Cos Inc. — Monthly	(3,452)
	28,728	26,561	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Calix Inc. — Monthly	2,163
	22,459	21,658	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Diversey Holdings Ltd — Monthly	799
	31,297	33,722	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Dycom Industries Inc. — Monthly	(2,428)
	2,650	3,580	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Ebix Inc. — Monthly	(938)
	50,879	51,371	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Elanco Animal Health Inc. — Monthly	(498)
	28,086	28,607	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Energizer Holdings Inc. — Monthly	(803)
	14,722	15,671	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	F5 Inc. — Monthly	(951)
	27,156	27,290	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	First Citizens BCSHS Class A — Monthly	(155)
	21,526	26,562	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Guardant Health Inc. — Monthly	(5,039)
	22,871	26,072	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Healthcare Services Group — Monthly	(3,500)
	97,737	89,698	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	L3Harris Technologies Inc. — Monthly	7,626
	21,979	23,194	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Lumen Technologies Inc. — Monthly	(1,731)
	62,670	65,528	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Penumbra Inc. — Monthly	(2,864)
	7,809	9,613	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Plug Power Inc. — Monthly	(1,805)
	35,890	33,777	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Primoris Services Corp. — Monthly	2,024
	73,237	81,563	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Ralph Lauren Corp. — Monthly	(8,828)
	14,687	15,198	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Sanmina-Sci Corp. — Monthly	(513)
	14,505	22,543	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Shift 4 Payments Inc. Class A — Monthly	(8,038)
	3,745	3,575	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Stitch Fix Inc. Class A — Monthly	170
	72,412	96,984	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Tesla Inc. — Monthly	(24,578)
	33,053	35,560	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Universal Display Corp. — Monthly	(2,574)
	13,613	15,935	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Veeva Systems Inc. Class A — Monthly	(2,323)
	13,726	13,263	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Vicor Corp. — Monthly	461
	8,230	7,329	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	WD-40 Corp. — Monthly	900
	27,717	25,226	—	7/5/24	Secured Overnight Financing Rate minus 0.35% — Monthly	Whirlpool Corp. — Monthly	2,233
	2,412	2,698	—	7/5/24	Secured Overnight Financing Rate minus 0.75% — Monthly	Zynex Inc. — Monthly	(286)
	Credit Suisse International
	1,476,688	1,435,204	—	11/2/22	Secured Overnight Financing Rate minus 0.05% — Monthly	MSCI Daily TR Net Emerging Markets USD — Monthly	41,567
	Goldman Sachs International
	5,608,816	5,777,961	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	184,655
	5,512,067	5,679,878	—	12/15/25	Secured Overnight Financing Rate minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(183,902)
	10,345	12,850	—	12/15/25	Secured Overnight Financing Rate minus 2.40% — Monthly	Beyond Meat Inc. — Monthly	(2,516)
	14,119	16,084	—	12/15/25	Secured Overnight Financing Rate minus 0.35% — Monthly	Bloom Energy Corp. - A — Monthly	(1,966)
	2,303	2,312	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	Evraz PLC — Monthly	9
	25,112	28,053	—	12/15/25	Secured Overnight Financing Rate minus 0.35% — Monthly	First Solar Inc. — Monthly	(2,944)
	233,180	235,424	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility Carry US Enhanced 3x Excess Return Strategy — Monthly††	2,200
	737,579	750,302	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility Carry US Series 85 Excess Return Strategy — Monthly††	12,585
	225,810	222,179	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of Volatility Carry Excess Return Strategy — Monthly†	(3,659)
	527,376	521,300	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of Volatility Carry Series 69 Excess Return Strategy — Monthly†	(6,142)
	23,508	26,752	—	12/15/25	Secured Overnight Financing Rate minus 0.35% — Monthly	New Relic Inc. — Monthly	(3,246)
	18,169	22,256	—	12/15/25	Secured Overnight Financing Rate minus 0.35% — Monthly	Progyny, Inc. — Monthly	(4,090)
	4,488	4,602	—	12/15/25	Secured Overnight Financing Rate minus 0.18% — Monthly	Sillajen Inc. — Monthly	(147)
	JPMorgan Chase Bank N.A.
	1,102,898	1,152,705	—	3/6/23	(Secured Overnight Financing Rate plus 0.41%) — Monthly	A basket (JPCMPTFL) of common stocks — Monthly*	50,322
	UBS AG
	8,785,770	8,940,231	—	5/22/23	(Secured Overnight Financing Rate plus 0.35%) — Monthly	A basket (UBSPUSER) of common stocks — Monthly*	155,143
	1,459,940	1,418,927	—	11/2/22	Secured Overnight Financing Rate minus 0.07% — Monthly	MSCI Daily TR Net Emerging Markets USD — Monthly	41,073
	8,806,735	8,946,285	—	5/22/23	Secured Overnight Financing Rate plus 0.20% — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	(138,670)

Upfront premium received			—	Unrealized appreciation			570,506

	Upfront premium (paid)		—	Unrealized (depreciation)			(495,830)

		Total	$—			Total	$74,676
†	Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.
††	Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P500 Index, with a delta hedge overlay.
#	BEFSBAXD is a trend strategy that invests in global futures (excluding commodities) based on long and short term trends in futures prices.

*	The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Apple, Inc.	Technology	2,192	$382,806	7.16%
Alphabet, Inc. Class A	Technology	91	253,565	4.74%
Microsoft Corp.	Technology	799	246,379	4.61%
Amazon.com, Inc.	Consumer cyclicals	60	194,743	3.64%
NVIDIA Corp.	Technology	557	151,933	2.84%
JPMorgan Chase & Co.	Financials	805	109,791	2.05%
Accenture PLC Class A	Technology	282	95,075	1.78%
Merck & Co., Inc.	Health care	1,143	93,814	1.75%
Walmart, Inc.	Consumer cyclicals	615	91,647	1.71%
Qualcomm, Inc.	Technology	537	82,010	1.53%
Tesla, Inc.	Consumer cyclicals	73	79,076	1.48%
Intuit, Inc.	Technology	158	75,853	1.42%
Abbott Laboratories	Health care	593	70,198	1.31%
Goldman Sachs Group, Inc. (The)	Financials	200	66,171	1.24%
Vertex Pharmaceuticals, Inc.	Health care	226	58,926	1.10%
Cisco Systems, Inc./Delaware	Technology	1,042	58,076	1.09%
Citigroup, Inc.	Financials	1,081	57,705	1.08%
Adobe, Inc.	Technology	126	57,311	1.07%
Philip Morris International, Inc.	Consumer staples	598	56,189	1.05%
Procter & Gamble Co. (The)	Consumer staples	365	55,832	1.04%
Coca-Cola Co. (The)	Consumer staples	864	53,538	1.00%
AbbVie, Inc.	Health care	323	52,295	0.98%
Target Corp.	Consumer cyclicals	245	51,894	0.97%
MetLife, Inc.	Financials	712	50,057	0.94%
Synopsys, Inc.	Technology	148	49,253	0.92%
CSX Corp.	Transportation	1,312	49,132	0.92%
AT&T, Inc.	Communication services	2,040	48,212	0.90%
O'Reilly Automotive, Inc.	Consumer cyclicals	70	48,010	0.90%
AutoZone, Inc.	Consumer cyclicals	23	47,820	0.89%
Ford Motor Co.	Consumer cyclicals	2,730	46,167	0.86%
Colgate-Palmolive Co.	Consumer staples	592	44,871	0.84%
Snowflake, Inc. Class A	Technology	177	40,611	0.76%
General Dynamics Corp.	Capital goods	165	39,733	0.74%
Exxon Mobil Corp.	Energy	481	39,685	0.74%
Cadence Design Systems, Inc.	Technology	240	39,510	0.74%
Meta Platforms, Inc. Class A	Technology	172	38,274	0.72%
Chevron Corp.	Energy	222	36,147	0.68%
Verizon Communications, Inc.	Communication services	706	35,982	0.67%
American Electric Power Co., Inc.	Utilities and power	359	35,831	0.67%
Ameriprise Financial, Inc.	Financials	114	34,188	0.64%
Edwards Lifesciences Corp.	Health care	289	33,997	0.64%
Medtronic PLC	Health care	304	33,705	0.63%
Gartner, Inc.	Consumer cyclicals	106	31,611	0.59%
Marriott International, Inc./MD Class A	Consumer cyclicals	178	31,368	0.59%
McDonald's Corp.	Consumer staples	127	31,339	0.59%
Pfizer, Inc.	Health care	591	30,603	0.57%
Eli Lilly and Co.	Health care	106	30,265	0.57%
AMETEK, Inc.	Conglomerates	226	30,153	0.56%
Crown Castle International Corp.	Communication services	162	29,953	0.56%
Fortive Corp.	Capital goods	461	28,066	0.52%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Diageo PLC (United Kingdom)	Consumer staples	769	$39,106	0.68%
Exxon Mobil Corp.	Energy	462	38,122	0.66%
ConocoPhillips	Energy	380	38,030	0.66%
PepsiCo, Inc.	Consumer staples	225	37,644	0.65%
Verisk Analytics, Inc.	Consumer cyclicals	175	37,608	0.65%
MSCI, Inc.	Technology	74	37,361	0.65%
FactSet Research Systems, Inc.	Consumer cyclicals	86	37,305	0.65%
SEI Investments Co.	Financials	616	37,111	0.64%
Eiffage SA (France)	Basic materials	357	36,988	0.64%
Keysight Technologies, Inc.	Technology	232	36,684	0.63%
Secom Co., Ltd. (Japan)	Consumer cyclicals	496	36,250	0.63%
Exor NV (Netherlands)	Financials	462	35,764	0.62%
Hershey Co. (The)	Consumer staples	163	35,263	0.61%
GlaxoSmithKline PLC (United Kingdom)	Health care	1,517	32,898	0.57%
Colgate-Palmolive Co.	Consumer staples	420	31,828	0.55%
Baloise Holding AG (Switzerland)	Financials	172	30,910	0.53%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	1,109	30,568	0.53%
AT&T, Inc.	Communication services	1,281	30,280	0.52%
Textron, Inc.	Capital goods	395	29,369	0.51%
Marubeni Corp. (Japan)	Conglomerates	2,498	29,343	0.51%
IA Financial Corp., Inc. (Canada)	Financials	479	29,130	0.50%
Fortive Corp.	Capital goods	476	28,976	0.50%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	1,681	28,966	0.50%
Avery Dennison Corp.	Basic materials	164	28,555	0.49%
Dover Corp.	Capital goods	181	28,432	0.49%
Bank Hapoalim MB (Israel)	Financials	2,850	28,355	0.49%
Toronto-Dominion Bank (Canada)	Financials	355	28,171	0.49%
Weyerhaeuser Co.	Basic materials	742	28,135	0.49%
Chevron Corp.	Energy	172	28,066	0.49%
3M Co.	Conglomerates	184	27,343	0.47%
Brenntag SE (Germany)	Basic materials	335	27,337	0.47%
Bank Leumi Le-Israel BM (Israel)	Financials	2,518	27,258	0.47%
Zebra Technologies Corp. Class A	Technology	65	27,091	0.47%
Cummins, Inc.	Capital goods	131	26,894	0.47%
Synopsys, Inc.	Technology	80	26,662	0.46%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	1,442	26,514	0.46%
MetLife, Inc.	Financials	376	26,431	0.46%
Canadian Imperial Bank of Commerce (Canada)	Financials	216	26,222	0.45%
Edenred (France)	Consumer cyclicals	519	25,943	0.45%
Cadence Design Systems, Inc.	Technology	158	25,932	0.45%
Hologic, Inc.	Health care	337	25,926	0.45%
Sumitomo Corp. (Japan)	Consumer staples	1,485	25,924	0.45%
VeriSign, Inc.	Technology	116	25,885	0.45%
Fidelity National Financial, Inc.	Financials	530	25,881	0.45%
AMETEK, Inc.	Conglomerates	192	25,565	0.44%
Telefonica SA (Spain)	Communication services	5,210	25,441	0.44%
George weston, Ltd. (Canada)	Consumer staples	203	25,042	0.43%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	46	24,885	0.43%
Repsol SA (Spain)	Energy	1,863	24,716	0.43%
Sonic Healthcare, Ltd. (Australia)	Health care	926	24,678	0.43%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Assicurazioni Generali SpA (Italy)	Financials	1,726	$39,668	0.70%
Air Liquide SA (France)	Basic materials	216	38,041	0.67%
AXA SA (France)	Financials	1,281	37,644	0.66%
S&P Global, Inc.	Consumer cyclicals	91	37,272	0.66%
Allianz SE (Germany)	Financials	153	36,746	0.65%
STERIS PLC	Health care	151	36,609	0.64%
Berkshire Hathaway, Inc. Class B	Financials	103	36,362	0.64%
BHP Group, Ltd. (Australia)	Basic materials	913	35,364	0.62%
Visa, Inc. Class A	Financials	154	34,245	0.60%
Waste Management, Inc.	Capital goods	215	34,018	0.60%
Heineken NV (Netherlands)	Consumer staples	340	32,611	0.57%
Ceridian HCM Holding, Inc.	Technology	464	31,692	0.56%
Kimco Realty Corp.	Financials	1,272	31,424	0.55%
Pioneer Natural Resources Co.	Energy	123	30,636	0.54%
SoftBank Corp.	Communication services	2,534	29,726	0.52%
Bouygues SA (France)	Conglomerates	845	29,581	0.52%
Tokio Marine Holdings, Inc. (Japan)	Financials	503	29,450	0.52%
BNP Paribas SA (France)	Financials	512	29,401	0.52%
Atmos Energy Corp.	Utilities and power	246	29,397	0.52%
Imperial Brands PLC (United Kingdom)	Consumer staples	1,377	29,134	0.51%
Toyota Motor Corp. (Japan)	Consumer cyclicals	1,594	29,101	0.51%
Alexandria Real Estate Equities, Inc.	Financials	143	28,817	0.51%
Cooper Cos., Inc. (The)	Health care	68	28,562	0.50%
TOTO, Ltd.	Basic materials	691	28,042	0.49%
TransCanada Corp. (Canada)	Energy	479	27,028	0.48%
Waste Connections, Inc.	Capital goods	193	26,997	0.48%
Trend Micro, Inc. (Japan)	Technology	457	26,904	0.47%
Enbridge, Inc. (Canada)	Utilities and power	584	26,903	0.47%
Dollar General Corp.	Consumer cyclicals	120	26,823	0.47%
Fastenal Co.	Consumer staples	448	26,610	0.47%
ORIX Corp. (Japan)	Financials	1,318	26,496	0.47%
Saputo, Inc. (Canada)	Consumer staples	1,115	26,419	0.47%
Avantor, Inc.	Health care	779	26,329	0.46%
Mitsubishi UFJ Financial Group, Inc. (Japan)	Financials	4,211	26,296	0.46%
Orange SA (France)	Communication services	2,215	26,223	0.46%
Molson Coors Beverage Co. Class B	Consumer staples	491	26,221	0.46%
Naturgy Energy Group SA (Spain)	Utilities and power	866	26,019	0.46%
Reed Elsevier (United Kingdom)	Consumer cyclicals	795	24,876	0.44%
Rollins, Inc.	Consumer cyclicals	705	24,724	0.44%
Hang Seng Bank, Ltd. (Hong Kong)	Financials	1,267	24,464	0.43%
International Paper Co.	Basic materials	529	24,391	0.43%
Moody's Corp.	Consumer cyclicals	72	24,277	0.43%
ONEOK, Inc.	Energy	341	24,087	0.42%
Venture Corp., Ltd. (Singapore)	Technology	1,847	23,948	0.42%
Bunzl PLC (United Kingdom)	Consumer staples	614	23,940	0.42%
CGI Group, Inc. Class A (Canada)	Technology	299	23,820	0.42%
Telus Corp. (Canada)	Communication services	911	23,796	0.42%
Enel SpA (Italy)	Utilities and power	3,513	23,578	0.42%
MTR Corp. (Hong Kong)	Transportation	4,326	23,387	0.41%
Swisscom AG (Switzerland)	Communication services	39	23,243	0.41%

A BASKET (JPCMPTFL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Signify Health, Inc. Class A	Health care	1,003	$18,208	1.58%
Bristol-Myers Squibb Co.	Health care	238	17,393	1.51%
Amedisys, Inc.	Health care	83	14,332	1.24%
Hexcel Corp.	Capital goods	238	14,183	1.23%
Columbia Sportswear Co.	Consumer cyclicals	154	13,910	1.21%
Catalent, Inc.	Health care	118	13,047	1.13%
AECOM	Capital goods	166	12,763	1.11%
Hanesbrands, Inc.	Consumer cyclicals	847	12,607	1.09%
Coty, Inc. Class A	Consumer staples	1,395	12,540	1.09%
General Motors Co.	Consumer cyclicals	286	12,497	1.08%
BorgWarner, Inc.	Capital goods	310	12,060	1.05%
Ford Motor Co.	Consumer cyclicals	705	11,916	1.03%
Driven Brands Holdings, Inc.	Consumer cyclicals	435	11,424	0.99%
ChargePoint Holdings, Inc.	Capital goods	573	11,384	0.99%
Merck & Co., Inc.	Health care	138	11,344	0.98%
Zoetis, Inc.	Health care	56	10,471	0.91%
Dentsply Sirona, Inc.	Health care	206	10,135	0.88%
Lululemon Athletica, Inc. (Canada)	Consumer cyclicals	27	9,986	0.87%
Royalty Pharma PLC Class A	Health care	246	9,582	0.83%
Arista Networks, Inc.	Technology	69	9,528	0.83%
Mercury Systems, Inc.	Technology	146	9,387	0.81%
BWX Technologies, Inc.	Capital goods	172	9,270	0.80%
Carter's, Inc.	Consumer cyclicals	98	9,001	0.78%
Thor Industries, Inc.	Consumer cyclicals	114	8,949	0.78%
Boston Scientific Corp.	Health care	201	8,890	0.77%
Petco Health & Wellness Co., Inc.	Consumer cyclicals	448	8,760	0.76%
Quanta Services, Inc.	Capital goods	66	8,679	0.75%
CommScope Holding Co., Inc.	Technology	1,097	8,642	0.75%
Jazz Pharmaceuticals PLC	Health care	55	8,626	0.75%
Virgin Galactic Holdings, Inc.	Consumer cyclicals	869	8,583	0.74%
Tandem Diabetes Care, Inc.	Health care	74	8,571	0.74%
Skechers USA, Inc. Class A	Consumer cyclicals	205	8,373	0.73%
Harley-Davidson, Inc.	Consumer cyclicals	212	8,357	0.72%
Monolithic Power Systems, Inc.	Technology	17	8,324	0.72%
Teladoc Health, Inc.	Health care	114	8,234	0.71%
Comerica, Inc.	Financials	91	8,214	0.71%
Timken Co. (The)	Basic materials	135	8,178	0.71%
Change Healthcare, Inc.	Health care	372	8,113	0.70%
Darling Ingredients, Inc.	Consumer staples	101	8,106	0.70%
Perrigo Co. PLC	Health care	210	8,077	0.70%
QuantumScape Corp.	Capital goods	400	8,003	0.69%
Boeing Co. (The)	Capital goods	41	7,930	0.69%
Axon Enterprise, Inc.	Capital goods	57	7,914	0.69%
United Rentals, Inc.	Consumer cyclicals	22	7,908	0.69%
Qorvo, Inc.	Technology	64	7,907	0.69%
PVH Corp.	Consumer cyclicals	101	7,768	0.67%
Newell Brands, Inc.	Consumer staples	360	7,712	0.67%
Spirit AeroSystems Holdings, Inc. Class A	Capital goods	153	7,476	0.65%
Datto Holding Corp.	Technology	278	7,425	0.64%
American Airlines Group, Inc.	Transportation	394	7,198	0.62%

A BASKET (UBSPUSER) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Microsoft Corp.	Technology	2,309	$711,892	7.96%
Apple, Inc.	Technology	2,898	506,050	5.66%
Amazon.com, Inc.	Consumer cyclicals	115	373,567	4.18%
Alphabet, Inc. Class C	Technology	98	273,162	3.06%
Tesla, Inc.	Consumer cyclicals	200	215,353	2.41%
NVIDIA Corp.	Technology	647	176,550	1.97%
Union Pacific Corp.	Transportation	639	174,622	1.95%
Walmart, Inc.	Consumer cyclicals	950	141,546	1.58%
Bank of America Corp.	Financials	3,420	140,966	1.58%
Danaher Corp.	Health care	471	138,151	1.55%
Northrop Grumman Corp.	Capital goods	297	132,798	1.49%
JPMorgan Chase & Co.	Financials	945	128,763	1.44%
AbbVie, Inc.	Health care	782	126,710	1.42%
Mastercard, Inc. Class A	Consumer cyclicals	348	124,431	1.39%
ConocoPhillips	Energy	1,182	118,197	1.32%
O'Reilly Automotive, Inc.	Consumer cyclicals	168	114,831	1.28%
Regeneron Pharmaceuticals, Inc.	Health care	164	114,483	1.28%
Anthem, Inc.	Health care	232	113,992	1.28%
Visa, Inc. Class A	Financials	481	106,612	1.19%
American Tower Corp.	Communication services	424	106,463	1.19%
Adobe, Inc.	Technology	232	105,493	1.18%
Johnson Controls International PLC	Capital goods	1,604	105,175	1.18%
UnitedHealth Group, Inc.	Health care	202	102,962	1.15%
Citigroup, Inc.	Financials	1,762	94,078	1.05%
Procter & Gamble Co. (The)	Consumer staples	612	93,484	1.05%
Thermo Fisher Scientific, Inc.	Health care	155	91,717	1.03%
McKesson Corp.	Health care	296	90,563	1.01%
Merck & Co., Inc.	Health care	1,091	89,492	1.00%
Qualcomm, Inc.	Technology	558	85,349	0.95%
Valero Energy Corp.	Energy	837	85,030	0.95%
Johnson & Johnson	Health care	473	83,803	0.94%
Intuit, Inc.	Technology	169	81,459	0.91%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	1,601	79,623	0.89%
Exxon Mobil Corp.	Energy	920	76,021	0.85%
Deere & Co.	Capital goods	183	75,828	0.85%
HCA Healthcare, Inc.	Health care	299	74,874	0.84%
Southwest Airlines Co.	Transportation	1,605	73,506	0.82%
Goldman Sachs Group, Inc. (The)	Financials	210	69,287	0.78%
Meta Platforms, Inc. Class A	Technology	304	67,503	0.76%
Nike, Inc. Class B	Consumer cyclicals	498	67,022	0.75%
TJX Cos., Inc. (The)	Consumer cyclicals	1,103	66,807	0.75%
DexCom, Inc.	Health care	125	64,059	0.72%
Accenture PLC Class A	Technology	188	63,388	0.71%
Corteva, Inc.	Basic materials	1,085	62,364	0.70%
NRG Energy, Inc.	Utilities and power	1,572	60,296	0.67%
Hilton Worldwide Holdings, Inc.	Consumer cyclicals	390	59,182	0.66%
Costco Wholesale Corp.	Consumer staples	103	59,170	0.66%
Home Depot, Inc. (The)	Consumer cyclicals	192	57,365	0.64%
Cadence Design Systems, Inc.	Technology	343	56,369	0.63%
Advanced Micro Devices, Inc.	Technology	514	56,148	0.63%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	$509,000	$41,076	$(9)	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index- Urban (CPI-U) — At maturity	$(41,085)
	1,595,000	98,396	(16)	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index- Urban (CPI-U) — At maturity	(98,412)

Total			$(25)				$(139,497)

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited)
	Swap counterparty/ referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
	CMBX NA BBB-.6 Index	B+/P	$68	$956	$233	5/11/63	300 bp — Monthly	$(165)
	CMBX NA BBB-.6 Index	B+/P	121	1,913	467	5/11/63	300 bp — Monthly	(345)
	CMBX NA BBB-.6 Index	B+/P	228	3,826	934	5/11/63	300 bp — Monthly	(704)
	CMBX NA BBB-.6 Index	B+/P	247	3,826	934	5/11/63	300 bp — Monthly	(685)
	Barclays Bank PLC
	CMBX NA BBB-.6 Index	B+/P	887	7,652	1,868	5/11/63	300 bp — Monthly	(976)
	CMBX NA BBB-.7 Index	BB-/P	141	25,000	4,495	1/17/47	300 bp — Monthly	(4,340)
	Citigroup Global Markets, Inc.
	CMBX NA BB.6 Index	CCC+/P	2,439	16,169	6,805	5/11/63	500 bp — Monthly	(4,351)
	CMBX NA BB.7 Index	B/P	459	9,000	2,797	1/17/47	500 bp — Monthly	(2,329)
	CMBX NA BBB-.6 Index	B+/P	25,281	379,722	92,690	5/11/63	300 bp — Monthly	(67,188)
	Credit Suisse International
	CMBX NA A.6 Index	BBB+/P	(32)	26,917	2,180	5/11/63	200 bp — Monthly	(2,202)
	CMBX NA BBB-.6 Index	B+/P	74,418	757,532	184,913	5/11/63	300 bp — Monthly	(110,053)
	CMBX NA BBB-.7 Index	BB-/P	3,952	50,000	8,990	1/17/47	300 bp — Monthly	(5,009)
	CMBX NA BBB-.7 Index	BB-/P	7,909	107,000	19,239	1/17/47	300 bp — Monthly	(11,267)
	Goldman Sachs International
	CMBX NA A.6 Index	BBB+/P	309	5,569	451	5/11/63	200 bp — Monthly	(140)
	CMBX NA A.6 Index	BBB+/P	419	7,425	601	5/11/63	200 bp — Monthly	(179)
	CMBX NA A.6 Index	BBB+/P	1,018	18,564	1,504	5/11/63	200 bp — Monthly	(479)
	CMBX NA A.6 Index	BBB+/P	3,977	57,547	4,661	5/11/63	200 bp — Monthly	(662)
	CMBX NA BBB-.6 Index	B+/P	260	2,869	700	5/11/63	300 bp — Monthly	(439)
	CMBX NA BBB-.6 Index	B+/P	259	2,869	700	5/11/63	300 bp — Monthly	(440)
	CMBX NA BBB-.6 Index	B+/P	422	4,782	1,167	5/11/63	300 bp — Monthly	(743)
	CMBX NA BBB-.6 Index	B+/P	661	5,739	1,401	5/11/63	300 bp — Monthly	(736)
	CMBX NA BBB-.6 Index	B+/P	591	6,695	1,634	5/11/63	300 bp — Monthly	(1,040)
	CMBX NA BBB-.6 Index	B+/P	365	6,695	1,634	5/11/63	300 bp — Monthly	(1,265)
	CMBX NA BBB-.6 Index	B+/P	633	7,652	1,868	5/11/63	300 bp — Monthly	(1,230)
	CMBX NA BBB-.6 Index	B+/P	990	8,608	2,101	5/11/63	300 bp — Monthly	(1,106)
	CMBX NA BBB-.6 Index	B+/P	435	8,608	2,101	5/11/63	300 bp — Monthly	(1,661)
	CMBX NA BBB-.6 Index	B+/P	1,218	9,565	2,335	5/11/63	300 bp — Monthly	(1,112)
	CMBX NA BBB-.6 Index	B+/P	1,160	13,391	3,269	5/11/63	300 bp — Monthly	(2,101)
	CMBX NA BBB-.6 Index	B+/P	1,671	14,347	3,502	5/11/63	300 bp — Monthly	(1,822)
	CMBX NA BBB-.6 Index	B+/P	2,221	15,304	3,736	5/11/63	300 bp — Monthly	(1,505)
	CMBX NA BBB-.6 Index	B+/P	1,090	15,304	3,736	5/11/63	300 bp — Monthly	(2,637)
	CMBX NA BBB-.6 Index	B+/P	878	17,217	4,203	5/11/63	300 bp — Monthly	(3,315)
	CMBX NA BBB-.6 Index	B+/P	2,923	25,825	6,304	5/11/63	300 bp — Monthly	(3,366)
	CMBX NA BBB-.6 Index	B+/P	3,376	34,433	8,405	5/11/63	300 bp — Monthly	(5,009)
	CMBX NA BBB-.6 Index	B+/P	4,360	55,476	13,542	5/11/63	300 bp — Monthly	(9,149)
	CMBX NA BBB-.7 Index	BB-/P	695	8,000	1,438	1/17/47	300 bp — Monthly	(739)
	CMBX NA BBB-.7 Index	BB-/P	1,448	17,000	3,057	1/17/47	300 bp — Monthly	(1,599)
	CMBX NA BBB-.7 Index	BB-/P	1,478	20,000	3,596	1/17/47	300 bp — Monthly	(2,106)
	JPMorgan Securities LLC
	CMBX NA BBB-.6 Index	B+/P	241,695	723,098	176,508	5/11/63	300 bp — Monthly	65,608
	Merrill Lynch International
	CMBX NA BBB-.6 Index	B+/P	51,465	182,688	44,594	5/11/63	300 bp — Monthly	6,977
	Morgan Stanley & Co. International PLC
	CMBX NA BBB-.6 Index	B+/P	4,307	62,171	15,176	5/11/63	300 bp — Monthly	(10,831)

Upfront premium received			446,474		Unrealized appreciation			72,585

Upfront premium (paid)			(32)		Unrealized (depreciation)			(265,025)

	Total		$446,442				Total	$(192,440)
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
***	Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at March 31, 2022. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor’s classifications.

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited)
	Swap counterparty/ referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
	Citigroup Global Markets, Inc.
	CMBX NA BB.10 Index	$(313)	$3,000	$837	11/17/59	(500 bp) — Monthly	$521
	CMBX NA BB.10 Index	(329)	3,000	837	11/17/59	(500 bp) — Monthly	505
	CMBX NA BB.11 Index	(1,166)	9,000	959	11/18/54	(500 bp) — Monthly	(215)
	CMBX NA BB.11 Index	(283)	3,000	320	11/18/54	(500 bp) — Monthly	34
	CMBX NA BB.8 Index	(176)	966	340	10/17/57	(500 bp) — Monthly	164
	CMBX NA BB.9 Index	(3,716)	36,000	8,525	9/17/58	(500 bp) — Monthly	4,774
	Credit Suisse International
	CMBX NA BB.10 Index	(714)	6,000	1,674	11/17/59	(500 bp) — Monthly	955
	CMBX NA BB.10 Index	(801)	6,000	1,674	11/17/59	(500 bp) — Monthly	868
	CMBX NA BB.7 Index	(300)	16,169	6,805	5/11/63	(500 bp) — Monthly	6,490
	CMBX NA BB.8 Index	(175)	966	340	10/17/57	(500 bp) — Monthly	164
	CMBX NA BB.9 Index	(1,504)	15,000	3,552	9/17/58	(500 bp) — Monthly	2,034
	Goldman Sachs International
	CMBX NA BB.7 Index	(9,130)	54,000	16,783	1/17/47	(500 bp) — Monthly	7,601
	CMBX NA BB.7 Index	(2,738)	15,000	4,662	1/17/47	(500 bp) — Monthly	1,909
	CMBX NA BB.9 Index	(357)	3,000	710	9/17/58	(500 bp) — Monthly	350
	CMBX NA BB.9 Index	(361)	3,000	710	9/17/58	(500 bp) — Monthly	346
	JPMorgan Securities LLC
	CMBX NA BBB-.7 Index	(44,370)	189,000	33,982	1/17/47	(300 bp) — Monthly	(10,498)
	Merrill Lynch International
	CMBX NA BB.10 Index	(341)	6,000	1,674	11/17/59	(500 bp) — Monthly	1,327
	CMBX NA BB.11 Index	(3,460)	7,000	746	11/18/54	(500 bp) — Monthly	(2,720)
	CMBX NA BB.9 Index	(351)	9,000	2,131	9/17/58	(500 bp) — Monthly	1,772
	Morgan Stanley & Co. International PLC
	CMBX NA BBB-.7 Index	(3,869)	38,000	6,832	1/17/47	(300 bp) — Monthly	2,938
	CMBX NA BB.10 Index	(315)	3,000	837	11/17/59	(500 bp) — Monthly	519
	CMBX NA BB.9 Index	(728)	6,000	1,421	9/17/58	(500 bp) — Monthly	687
	CMBX NA BB.9 Index	(364)	3,000	710	9/17/58	(500 bp) — Monthly	344

Upfront premium received		—			Unrealized appreciation		34,302

Upfront premium (paid)		(75,861)			Unrealized (depreciation)		(13,433)

	Total	$(75,861)				Total	$20,869
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

	CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited)
	Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
	NA HY Series 37 Index	$81,561	$864,000	$54,499	12/20/26	(500 bp) — Quarterly	$25,742

	Total	$81,561					$25,742
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Key to holding's currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2022 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $23,290,487.
(CLN)	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/22
Short-term investments
	Putnam Cash Collateral Pool, LLC*	$942,055	$6,632,850	$6,870,905	$175	$704,000
	Putnam Short Term Investment Fund**	9,968,560	9,500,000	9,968,560	3,411	9,500,000

	Total Short-term investments	$10,910,615	$16,132,850	$16,839,465	$3,586	$10,204,000
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $704,000 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $681,512.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $177,936.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $618,782.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $124,951.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(WAC)	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $9,108,480 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swap contracts taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $5,029,620 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $585,001 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $618,782 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$80,998	$190,015	$—
Capital goods	27,794	20,700	—
Communication services	46,950	50,519	—
Consumer cyclicals	12,417	223,699	—
Consumer staples	116,845	126,809	—
Energy	—	54,225	—
Financials	113,419	357,727	—
Health care	—	103,391	—
Technology	204,037	706,581	—
Transportation	—	80,055	—
Utilities and power	43,379	—	—

Total common stocks	645,839	1,913,721	—
Asset-backed securities	—	99,938	—
Commodity linked notes	—	1,807,392	—
Corporate bonds and notes	—	81,523	—
Foreign government and agency bonds and notes	—	122,027	—
Investment companies	2,315,233	—	—
Mortgage-backed securities	—	807,791	—
U.S. government and agency mortgage obligations	—	5,989,570	—
Warrants	—	253,320	—
Short-term investments	—	16,334,647	—

Totals by level	$2,961,072	$27,409,929	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(102,512)	$—	$—
Forward premium swap option contracts	—	(2,807)	—
TBA sale commitments	—	(5,837,282)	—
Interest rate swap contracts	—	541	—
Total return swap contracts	—	(64,796)	—
Credit default contracts	—	(597,971)	—

Totals by level	$(102,512)	$(6,502,315)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased swap option contracts (contract amount)	$680,000
Futures contracts (number of contracts)	100
Centrally cleared interest rate swap contracts (notional)	$6,900,000
OTC total return swap contracts (notional)	$48,200,000
Centrally cleared total return swap contracts (notional)	$2,600,000
OTC credit default contracts (notional)	$3,200,000
Centrally cleared credit default contracts (notional)	$980,000
Warrants (number of warrants)	120,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com